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                                   Exhibit 4.1
                        Specimen Common Stock Certificate

  NUMBER                                                                 SHARES
  ------                                                                 ------
                                    SPECIMEN

                               PSB BANCGROUP, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                  COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT                 *****

is the owner of:           *****

SHARES OF FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $.01 PAR VALUE PER SHARE OF PSB BANCGROUP, INC. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Secretary of the Corporation), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this Certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

         IN WITNESS WHEREOF, PSB BANCGROUP, INC. has caused this Certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:   *****

                                      SEAL
-------------------------------                  -------------------------------
                      President                              Secretary/Treasurer



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                                    SPECIMEN

The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of common stock.

The following abbreviations, when used in the inscription of the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --  as tenants in common                      UNIF TRANS MIN ACT -- ______ as Custodian for ______
TEN ENT --  as tenants by the entireties                                    (Cust)                  (Minor)
JT  TEN --  as joint tenants with right of                                   under the ___________ Uniform
            survivorship and not as tenants in common                                               (State)
                                                                                Transfers to Minors Act
                                                                                                        (Shares)

     Additional abbreviations may also be used though not in the above list.

            For value received hereby sell, assign and transfer unto:

  Please insert social security number
or other identifying number of assignee:
I----------------------------------------I
I                                        I
I                                        I
I----------------------------------------I

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                  (Please print or typewrite name and address
                     including postal zip code of assignee)

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_________________________________________   shares  represented  by  the  within
certificate, and do hereby irrevocably constitute and appoint as the Attorney to transfer the said shares _________________________________________ on the books of the within named Corporation with full power of substitution in the premises.



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Date ______________, 19 ____


                                           Signature ___________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.